SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       February 14, 2000
                                                --------------------------------

                        VOICESTREAM WIRELESS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Washington                   000-25441                  91-1956183
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)



3650 131st Avenue S.E. Bellevue, Washington                        98006
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 (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code      (425) 653-4600
                                                  -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

[LOGO]                                                               [LOGO]
Voice Stream                                                         MICROCELL
      Wireless                                                           Telecom
      get more from life.


News Release

                                                           For immediate release
                                                           ---------------------


              MICROCELL ANNOUNCES EQUITY INVESTMENT BY VOICESTREAM VoiceStream will invest CAN$400 million to purchase 9,590,000 shares

Montreal, Canada; Bellevue, Wash., February 14, 2000 -- Microcell Telecommunications Inc. (TSE: MTI.B; Nasdaq: MICT) and VoiceStream Wireless Corporation (Nasdaq: VSTR) jointly announced today that they signed a definitive agreement in which VoiceStream, a leading provider of personal communications services in the United States, agreed to invest CAN$400 million to purchase 9,590,000 newly issued Class A Shares of Microcell. The execution of this definitive agreement follows an agreement in principle reached earlier in January. The per share transaction price was equal to the closing market price of Microcell's publicly traded Class B Non-Voting Shares on the Nasdaq National Market System on January 6. It is anticipated that the investment will be completed by the end of February.

Upon issuance, the Class A shares will constitute approximately 15% of the issued and outstanding equity securities of Microcell. These are non-voting and are convertible at any time into Common Shares, which are voting (subject to Canadian foreign ownership restrictions). If fully converted, these Common Shares would represent a 22.6% voting interest in Microcell. At the closing of the transaction, VoiceStream will be entitled to designate two members to Microcell's Board of Directors.

"We are very pleased to have VoiceStream join us as a strategic shareholder," said Andre Tremblay, Chairman, President and Chief Executive Officer of Microcell Telecommunications Inc. "VoiceStream is both an attractive and highly complementary strategic partner, which has been a leader in successfully establishing and rapidly expanding the North American GSM network. This partnership will enable us to enhance seamless North American GSM roaming, reap the benefits of scale and scope, as well as maximize our investment in innovation and service development by pooling our resources and market expertise with them."

"VoiceStream is thrilled by the opportunity to invest in Microcell," said John Stanton, Chairman and Chief Executive Officer of VoiceStream. "Microcell and VoiceStream are both leaders in


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


our countries in providing state-of-the-art GSM wireless telecommunications services to our customers. This investment will allow the companies to work even closer together in improving services provided to their customers."

Microcell plans to use the funds to help finance subscriber acquisition, digital network expansion, improving existing coverage and upgrading the network to higher-speed data transmission technologies such as GPRS. Mr. Tremblay concluded, "VoiceStream's equity investment in Microcell provides us with additional financing to continue growing our core business, while further developing our wireless Internet and data services strategy. We intend to fully leverage the power of GSM and our strategic partnership with VoiceStream to position Microcell as a leader in the data world."

VoiceStream Wireless Corp., based in Bellevue, Wash., is a leading provider of wireless communications services in the western United States using the GSM technology platform. The company is completing agreements to merge with two other GSM service providers, Omnipoint Corp. and Aerial Communications. When both transactions are completed, VoiceStream and its affiliates will own licenses in 23 of the top 25 largest markets, making it one of the major nationwide providers of communication services in the country and the largest GSM operator worldwide. VoiceStream is a member of the North American GSM Alliance LLC, a group of U.S. and Canadian digital wireless PCS carriers. The GSM Alliance helps provide GSM wireless communications for their customers in more than 4,000 U.S. and Canadian cities and towns as well as international service. For more information, go to www.voicestream.com.

Microcell is a Canadian wireless communications company. Its PCS network serves 53% of the Canadian population. The Service is available under the Fido(R) brand name in a number of centres including Quebec, Sherbrooke, Montreal, Ottawa-Hull, Oshawa, St. Catharines-Niagara, Toronto, Hamilton, Kitchener-Waterloo, London, Edmonton, Calgary, Vancouver and Victoria. Beyond its PCS footprint, Microcell offers analog roaming service in an area representing 94% of the Canadian population. As a member of the international GSM Association and the North American GSM Alliance, Microcell also offers roaming services in over 60 countries and in more than 4,000 Canadian and U.S. cities. Microcell Telecommunications has been a public company since October 15, 1997, and is a member of the TSE 300, TSE 200 and S&P/TSE Canadian Mid Cap indices. Microcell's head office is located in Montreal. The Company employs over 2,000 people across Canada.

Fido is a trademark of Microcell Solutions Inc.

                             http://www.microcell.ca
                               http://www.fido.ca


Source:
Francois Perreault
Opsis Communications & Marketing
(514) 393-8998


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


For more information:
Microcell Telecommunications Inc.               VoiceStream Wireless Corporation

Investment community:                           Investment community:
Thane Fotopoulos: (514) 937-0102 (ext. 8317)    Ken Prussing (877) 853-8682
thane.fotopoulos@microcell.ca                   ken.prussing@VoiceStream.com

Media:                                          Media:
Claire Fiset: (514) 937-0102 (ext. 7824)        John Snyder (206) 652-9704
claire.fiset@microcell.ca                       Snyder Buscher Group
Victoria Ollers: (416) 822-2288                 jsnyder@sbgir.com
victoria.ollers@microcell.ca


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VOICESTREAM WIRELESS CORPORATION
                                        --------------------------------
                                                   (Registrant)

Date   February 14, 2000                By /S/    Alan R. Bender
     ---------------------                 -----------------------------
                                                   (Signature)
                                        Alan R. Bender, Executive Vice President


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